                                                                    Exhibit 99.1

     AMENDMENT TO 364 DAY AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 19, 2001 (this "Amendment") among Agilent Technologies, Inc., a
                         ---------
Delaware corporation (the "Borrower"), the banks, financial institutions and
                           --------
other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citicorp USA, Inc., as agent (the "Agent") for
                    -------                                          -----
the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders, the Agent, Salomon Smith Barney Inc., as Lead Arranger, Chase Securities Inc., as Syndication Agent and Credit Suisse First Boston, as Documentation Agent, have entered into a 364-Day Amended and Restated Credit Agreement dated as of November 3, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement").
                                                    ----------------
Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as hereinafter set forth.

     (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is,
                ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) The definition of "Applicable Margin" in Section 1.01 is amended in full to read as follows:

     "'Applicable Margin' means for Base Rate Advances and for Eurodollar Rate
       -----------------
     Advances, as of any date, the respective percentage per annum determined by reference to the Debt Ratings in effect on such date as set forth in the grid below, based on the higher of the Debt Ratings of each of S&P and Moody's, provided that if more than one sub-grade difference should exist
              -------- ----
     between the respective Debt Ratings, the Level (as set out in the grid below) which is one sub-grade higher than the lower of the two Debt Ratings will be used as the basis for determination of the Applicable Margin for such Base Rate Advance or Eurodollar Rate Advance:

==================================== ============================== ================================
            Debt Rating                  Applicable Margin for        Applicable Margin for Base
            S&P/Moody's                Eurodollar Rate Advances              Rate Advances
==================================== ============================== ================================
Level 1
-------
At least A - by S&P or A3 or above              0.550%                             0
by Moody's
------------------------------------ ------------------------------ --------------------------------
Level 2
-------
Less than Level 1 but at least BBB              0.625%                             0
+ by S&P or Baa1 by Moody's
------------------------------------ ------------------------------ --------------------------------
Level 3
-------
Less than Level 2 but at least BBB              0.850%                             0
by S&P or Baa2 by Moody's
------------------------------------ ------------------------------ --------------------------------
Level 4
-------
Less than Level 3 but at least BBB              1.125%                             0
- by S&P or Baa3 by Moody's
------------------------------------ ------------------------------ --------------------------------
Level 5
-------
Less than Level 4 but at least BB               1.375%                          0.125%
+ by S&P or Ba1 by Moody's
------------------------------------ ------------------------------ --------------------------------
Level 6
-------
Less than Level 5 or if such Debt               2.000%                          0.250%
Rating cannot be determined.
==================================== ============================== ================================


(b) The definition of "Applicable Percentage" in Section 1.01 is amended to read as follows:

     "`Applicable Percentage' means, as of any date, a percentage per annum
       ---------------------
     determined by reference to the Debt Rating in effect on such date as set forth in the grid below, based on the higher of the Debt Ratings of each of S&P and Moody's, provided that if more than one sub-grade difference should
                      -------- ----
     exist between the respective Debt Ratings, the Level (as set out in the grid below) which is one sub-grade higher than the lower of the two Debt Ratings will be used as the basis for determination of the Applicable
     Percentage:

================================================= ============================================
                  Debt Rating
                  S&P/Moody's                                Applicable Percentage
================================================= ============================================
Level 1
-------
At least A - by S&P or A3 or above by Moody's                       0.100%
------------------------------------------------- --------------------------------------------
Level 2
-------
Less than Level 1 but at least BBB + by S&P or
Baa1 by Moody's                                                     0.125%
------------------------------------------------- --------------------------------------------
Level 3
-------
Less than Level 2 but at least BBB by S&P or
Baa2 by Moody's                                                     0.150%
------------------------------------------------- --------------------------------------------
Level 4
-------
Less than Level 3 but at least BBB - by S&P or
Baa3 by Moody's                                                     0.250%
------------------------------------------------- --------------------------------------------
Level 5
-------
Less than Level 4 but at least BB + by S&P or
Ba1 by Moody's                                                      0.375%
------------------------------------------------- --------------------------------------------
Level 6
-------
Less than Level 5 or if such Debt Rating cannot
be determined.                                                      0.500%
================================================= ============================================

(c) The definition of "Debt Rating" in Section 1.01 is amended in full to read as follows:

     "`Debt Rating' means, as of any date, the Public Debt Rating in effect on
       -----------
     such date or, if no Public Debt Rating is in effect, the Implied Debt Rating in effect on such date. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating or an Implied Debt Rating, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating or an Implied Debt Rating, the Applicable Margin and the Applicable Percentage will be set in accordance with Level 6 under the definition of "Applicable Margin"
                                                             -----------------
     or "Applicable Percentage", as the case may be; (c) if any rating
         ---------------------
     established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (d) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating or the Implied Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be."

(d) The definition of "EBITDA" in Section 1.01 is amended in full to read as follows:

     "`EBITDA' means, for any period, net income (or net loss) excluding all
       ------
     non-cash charges plus in each of the third and fourth fiscal quarter
                      ----
     periods of 2002 only, cash restructuring charges up to a maximum amount of $150,000,000, plus the sum of (a) interest expense, (b) income tax expense,
                   ----
     (c) depreciation expense and (d) amortization expense, in each case determined in accordance with GAAP for such period, provided, that, for the first, second, third and fourth fiscal
                  --------  ----
     quarter periods of 2001, EBITDA of the Borrower and its Subsidiaries on a Consolidated basis shall be deemed to be $401,000,000, $415,000,000, ($56,000,000) and $575,000,000, respectively, and provided, further, that,
                                                       --------  -------  ----
     for the purposes of Section 5.02(e) only, EBITDA shall include all non-cash restructuring charges."

(e) The definition of "Material Adverse Change" in Section 1.01 is amended in full to read as follows:

     "`Material Adverse Change' means any material adverse change in the business, condition (financial or otherwise), operations or prospects of the Borrower and its Subsidiaries, taken as a whole."

(f) Section 1.01 is further amended by deleting in full the definitions of "Applicable Utilization Fee" and "Permitted Receivables Facility."

(g) Section 1.01 is further amended by adding the following definitions in the appropriate alphabetical order:

     "`Convertible Notes' means the Senior Convertible Debentures Due 2021
       -----------------
     issued pursuant to that certain Indenture between the Borrower and Citibank Agency & Trust."

     "`Solvent' and `Solvency' mean, with respect to any Person on a particular
       -------       --------
     date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability."

     "`Total Capitalization' means the sum of all Funded Debt of the Borrower
       --------------------
     and its Subsidiaries on a Consolidated basis plus shareholder equity of the Borrower and its Subsidiaries on a Consolidated basis."

(h)  Section 2.07(a)(i) is amended by deleting the words "plus (z) the
                                                          ----
     Applicable Utilization Fee in effect from time to time" in the third and fourth lines.

(i)  Section 2.07(a)(ii) is amended by deleting the words "plus (z) the
                                                           ----
     Applicable Utilization Fee in effect from time to time" in the fourth and fifth lines.

(j)  Section 3.02(i) is amended in full to read as follows:

     "(i) the representations and warranties contained in Section 4.01 (except, in the case of Revolving Credit Borrowings the proceeds of which are to be applied within two Business Days of the date of such Borrowing to repay commercial paper of the Borrower when it becomes due, the representations set forth in the last sentence of subsection (e) thereof and in subsection
     (f)(i) thereof) are correct on and as of such date, before and after giving effect to such Revolving Credit Borrowing, such Increase Date or such Extension Date and to the application of the proceeds therefrom, as though made on and as of such date unless such representations and warranties relate to an earlier date, in which case some earlier date, and"

(k) Section 4.01 is amended by deleting the reference to the date "October 31, 1999" in the last sentence of subsection (e) and replacing it with a reference to the date "October 31, 2000".

(l) Section 4.01 is further amended by adding a new subsection (i) at the end of such section to read as follows:

     "(i) The Borrower is, individually and together with its Subsidiaries, Solvent."

(m) Section 5.02(a)(iv) is deleted and replaced with the phrase "intentionally omitted."

(n)  Section 5.02(a)(vi) is amended to read as follows:

     "(vi) other Liens securing Debt outstanding or other obligations in aggregate principal amount not to exceed $50,000,000 at any time,"

(o) Section 5.02 is amended by adding a new subsection (e) at the end of such section to read as follows:

     "Until the Consolidated EBITDA of the Borrower and its Subsidiaries for any two quarter fiscal periods immediately preceding the date of determination is at least $200,000,000 in each such fiscal quarter period:

          (i)    Capital Expenditure. Incur or permit any of its Subsidiaries to
                 -------------------
                 incur capital expenditure of more than $400,000,000 in the aggregate in any fiscal year, provided, that, not more than
                                               --------  ----
                 $50,000,000 of such amount which is not actually spent in any fiscal year may be carried forward to subsequent years;

          (ii)   Restricted Payments. Directly or indirectly, declare or pay any
                 -------------------
                 dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any capital stock of the Borrower, whether now or hereafter outstanding;

          (iii)  Mergers, Acquisitions. Issue or pay, or permit any of its
                 ---------------------
                 Subsidiaries to issue or pay, any non-equity consideration (including cash) in connection with any merger or acquisition in excess of $200,000,000 in the aggregate in any fiscal year; or

          (iv)   Repayments of Funded Debt. Other than in relation to (i) the
                 -------------------------
                 repayment of any Funded Debt in an individual amount of $5,000,000 or less, up to a maximum aggregate amount of $20,000,000 in any fiscal year or (ii) any payment due following the exercise, by any holder of any of the Convertible Notes, of the put option provided for in the Convertible Notes, repay, redeem, defease (whether actually or in substance) or purchase in any manner (or deposit or set aside funds or securities for the purpose of the foregoing), or make any payment (other than for scheduled payment of principal and interest due on the date of payment thereof, if such payment is permitted to be made pursuant to the terms of the documents evidencing or governing the applicable Funded Debt) in respect of, or establish any sinking fund, reserve or like set-aside of funds or other property for the redemption, retirement or repayment of, any Funded Debt, or transfer any property in payment of or as security for the payment of, or violate the subordination terms of, any Funded Debt or amend, modify or change in any manner less favorable to Borrower or any of its Subsidiaries or the Lenders the terms of any Funded Debt or any instrument, indenture or other document evidencing, governing or affecting the terms of any Funded Debt, or cause or permit any of its Subsidiaries to do any of the foregoing.

     (p)  Section 5.03 is amended in full to read as follows:

          "Section 5.03 Financial Covenants. So long as any Advance shall remain
                        -------------------
          unpaid or any Lender shall have any commitment hereunder, the Borrower will:

          (a)    Funded Debt to Total Capitalization. Maintain a ratio, as
                 -----------------------------------
                 determined as of the last date of each fiscal quarter, of Funded Debt of the Borrower and its Subsidiaries to Total Capitalization, in each case as of such date, of no greater than 0.30:1.00.

          (b)    Minimum EBITDA. Maintain (a) Consolidated EBITDA of the
                 --------------
                 Borrower and its Subsidiaries for each four fiscal quarter period, as calculated on the last day of each such four fiscal quarter period, of not less than the respective amount set forth in Schedule 1 to the Amendment dated as of November ___, 2001 to this Agreement and (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the first fiscal quarter period of 2003, of not less than $225,000,000.

     (q)  Exhibit B-1 is amended in Paragraph A to read in full as follows:
          -----------               -----------

          "(A) the representations and warranties contained in Section 4.01 (except, in the case of Revolving Credit Borrowings the proceeds of which are to be applied within two Business Days of the date of such Borrowing to repay commercial paper of the Borrower when it becomes due, the representations set forth in the last sentence of subsection (e) thereof and in subsection (f)(i) thereof) are correct on and as of such date, before and after giving effect to such Revolving Credit Borrowing, such Increase Date or such Extension Date and to the application of the proceeds therefrom, as though made on and as of such date unless such representations and warranties relate to an earlier date, in which case some earlier date, and"

     SECTION 2. Conditions of Effectiveness. This Amendment shall become
                ---------------------------
effective as of the date first above written when, and only when, the following conditions have been met:

     (a) On or before November __, 2001 the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment; and

     (b) The Borrower shall have provided evidence to the Agent, such as the Agent may reasonably request, that the Borrower has issued the Convertible Notes and has received no less than $600,000,000 of net cash proceeds from the same.

     This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

     SECTION 3. Representations and Warranties of the Borrower. The Borrower
                ----------------------------------------------
represents and warrants as follows:

     (a) The representations and warranties of the Borrower set forth in Section
4.01 of the Credit Agreement are true in all material respects;

     (b) No Default or Event of Default has occurred and is continuing; and

     (c) The Credit Agreement is in full force and effect.

     SECTION 4. Reference to and Effect on the Credit Agreement and the Notes.
                -------------------------------------------------------------
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement and the Notes as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all
                ---------------
reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and
                -------------
construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  AGILENT TECHNOLOGIES, INC.

                                  By  /s/ Didier Hirsch
                                     -------------------------------------------
                                     Title: Vice President and Treasurer

CITICORP USA, INC.
as Agent and as Lender

By /s/ John W. Wetzler
  ------------------------------------------
Title: Managing Director


JP MORGAN CHASE BANK
(formerly known as The Chase Manhattan Bank)

By /s/ John Kowalczuk
  ------------------------------------------
Title: Vice President


CREDIT SUISSE FIRST BOSTON

By /s/ Vitaly G. Butenko
  ------------------------------------------
Title: Associate


By /s/ Robert N. Finney
  ------------------------------------------
Title: Managing Director


STANDARD CHARTERED BANK

By
  ------------------------------------------
Title:


DEUTSCHE BANK AG, NEW YORK BRANCH
AND/OR CAYMAN ISLANDS BRANCH

By /s/ David G. Dickinson, Jr.
  ------------------------------------------
Title: Vice President


By /s/ Christopher Hall
  ------------------------------------------
Title: Managing Director

HSBC BANK USA

By /s/ David Wagstaff
  ------------------------------------------
Title: First Vice President


BANK OF AMERICA, N.A.

By /s/ Kevin McMahon
  ------------------------------------------
Title: Managing Director


BANK OF NOVA SCOTIA

By
  ------------------------------------------
Title:


BNP PARIBAS

By
  ------------------------------------------
Title:

                                   Schedule 1
                                   ----------

                           Minimum EBITDA Requirements
                           ---------------------------

For Fiscal Quarter Period Ending:

------------------------------------  ---------------------------------
          Relevant Quarter                    Minimum EBITDA
------------------------------------  ---------------------------------
          January 31, 2002                       $580,000,000
           April 30, 2002                        ($55,000,000)
           July 31, 2002                           $5,000,000
          October 31, 2002                      ($550,000,000)
------------------------------------  ---------------------------------
          January 31, 2003                      ($175,000,000)
           April 30, 2003                        $225,000,000
           July 31, 2003                         $500,000,000
          October 31, 2003                       $500,000,000
------------------------------------  ---------------------------------
          January 31, 2004                       $500,000,000
           April 30, 2004                        $500,000,000
           July 31, 2004                         $500,000,000
          October 31, 2004                       $500,000,000
------------------------------------  ---------------------------------
          January 31, 2005                       $500,000,000
           April 30, 2005                        $500,000,000
           July 31, 2005                         $500,000,000
          October 31, 2005                       $500,000,000
------------------------------------  ---------------------------------